UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 3, 2005
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                             LASERSIGHT INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     0-19671                      65-0273162
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 (State or other jurisdiction      (Commission                (I.R.S. Employer
  of incorporation)                File Number)              Identification No.)


                 6848 Stapoint Court, Winter Park, Florida 32792
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (407) 678-9900
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


Section 8 - Other Events

Item 8.01         Other Events.

LaserSight Incorporated (the "Registrant") executed a worldwide non-exclusive license agreement, with WaveLight Laser Technologie AG to use and reproduce the Lin Scanning Patents for products to be used in ophthalmic surgery, which became effective on March 3, 2005, and an option to acquire a license to the Registrant's Apple Patents. Both the non-exclusive license and the option include certain WaveLight co-enforcement rights. As consideration for the license, the Registrant has received a $300,000 payment and will receive another $600,000 prior to October 15, 2005. The agreement terminates when the patents expire, or earlier in the event of the occurrence of certain events of default, including the failure of the Licensee to make required payments.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LASERSIGHT INCORPORATED


Date:  March 9, 2005                   By: /s/ Danghui ("David") Liu
                                           -------------------------------------
                                           Danghui ("David") Liu
                                           President and Chief Executive Officer